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                                                                    Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS

   We consent to the reference to our firm under the captions "Experts" and "Selected Historical Financial Data" and to the use of our report dated
February 14, 2001 in the Registration Statement (Form S-1 No. 333-     ) and
related Prospectus for Catalytica Energy Systems, Inc. for the registration of its common stock.

                                          /s/ Ernst & Young LLP

San Jose, California
July    , 2001